Provisions	12 Months Ended
Dec. 31, 2023
Provisions [abstract]
Provisions
17.
Provisions

	Note	Self-insurance	Other	Total
Balance at December 31, 2021		69,467	77,690	147,157
Additions through business combinations	5	-	280	280
Provisions made during the year		126,439	15,372	141,811
Provisions used during the year		(80,040)	(13,470)	(93,510)
Provisions reversed during the year		(13,236)	(306)	(13,542)
Unwind of discount on long-term provisions		(4,153)	-	(4,153)
Sale of business	6	(1,465)	-	(1,465)
Effect of movements in exchange rates		(761)	(178)	(939)
Balance at December 31, 2022		96,251	79,388	175,639
Additions through business combinations	5	16,364	3,555	19,919
Provisions made during the year		159,276	12,937	172,213
Provisions used during the year		(129,089)	(52,637)	(181,726)
Provisions reversed during the year		(16,705)	(7,080)	(23,785)
Unwind of discount on long-term provisions		(2,666)	-	(2,666)
Effect of movements in exchange rates		214	92	306
Balance at December 31, 2023		123,645	36,255	159,900

As at December 31, 2023
Current provisions		46,940	19,625	66,565
Non-current provisions		76,705	16,630	93,335
		123,645	36,255	159,900

As at December 31, 2022
Current provisions		33,918	9,985	43,903
Non-current provisions		62,333	69,403	131,736
		96,251	79,388	175,639

Self-insurance provisions represent the uninsured portion of outstanding claims at year-end. The current portion reflects the amount expected to be paid in the following year. Due to the long-term nature of the liability, the provision has been calculated using a discount rate of 3.84% (2022 – 3.99%). Other provisions include mainly litigation provisions of $16.6 million (2022 - $42.3 million) and environmental remediation liabilities of $9.7 million (2022 - $23.4 million). Litigation provisions contain various pending claims for which management used judgement and assumptions about future events. The outcomes will depend on future claim developments.